                                                           EXHIBIT 25(a)


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                                     FORM T-1

                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                             STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                       CHECK IF AN APPLICATION TO DETERMINE
                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)           |__|


                             _______________________

                               THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


     New York                                            13-5160382
     (State of incorporation                             (I.R.S. employer
     if not a U.S. national bank)                        identification no.)

     48 Wall Street, New York, N.Y.                         10286
     (Address of principal executive offices)               (Zip code)

                             _______________________

                             STONE CONTAINER CORPORATION
               (Exact name of obligor as specified in its charter)

     Delaware                                            36-2041256
     (State or other jurisdiction of                     (I.R.S. employer
     incorporation or organization)                      identification no.)

     150 North Michigan Avenue
     Chicago, Illinois                                      60601
     (Address of principal executive offices)               (Zip code)

                             ______________________

                                  Senior Notes
                      (Title of the indenture securities)






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


   1.   General information.  Furnish the following information as to the
Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
- ------------------------------------------------------------------------------

     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affilia-tion.

     None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-
          44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                               NOTE


          Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE



          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of September, 1994.

                                                 THE BANK OF NEW YORK



                                                 By:  /s/ Walter N. Gitlin
                                                     --------------------------
                                                     Name:  Walter N. Gitlin
                                                     Title: Vice President

               Consolidated Report of Condition of

                       THE BANK OF NEW YORK

             of 48 Wall Street, New York, N.Y. 10286
              And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                Dollar Amounts
ASSETS                                            in Thousands

Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ..................             $ 7,071,756
  Interest-bearing balances ..........                 695,722
Securities:
  Held-to-maturity securities ........               1,396,356
  Available-for-sale securities ......               1,495,522
Federal funds sold in domestic
  offices of the bank ................                 874,129
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income ...........................              25,607,366
  LESS: Allowance for loan and
    lease losses .....................                 688,226
  LESS: Allocated transfer risk
   reserve ...........................                  29,781
  Loans and leases, net of unearned
    income, allowance, and reserve                  24,889,359
Assets held in trading accounts ......               2,427,515
Premises and fixed assets (including
  capitalized leases) ................                 634,514
Other real estate owned ..............                  51,996
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................                 164,558
Customers' liability to this bank on
  acceptances outstanding ............               1,212,402
Intangible assets ....................                  80,153
Other assets .........................               1,512,404
                                                --------------
Total assets .........................             $42,506,386
                                                --------------
                                                --------------


LIABILITIES

Deposits:
  In domestic offices ................             $19,454,858
  Noninterest-bearing ................               7,576,391
  Interest-bearing ...................              11,878,467
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ...              10,753,958
  Noninterest-bearing ................                  51,653
  Interest-bearing ...................              10,702,305


Federal funds purchased and secu-
  rities sold under agreements to re-
  purchase in domestic offices of
  the bank and of its Edge and
  Agreement subsidiaries, and in
  IBFs:
  Federal funds purchased ............               1,150,270
  Securities sold under agreements
    to repurchase ....................                  49,603
Demand notes issued to the U.S.
  Treasury ...........................                 300,000
Trading liabilities ..................               1,757,487
Other borrowed money:
  With original maturity of one year
    or less ..........................               2,452,009
  With original maturity of more than
    one year .........................                  33,969
Bank's liability on acceptances exe-
  cuted and outstanding ..............               1,212,877
Subordinated notes and debentures ....               1,062,320
Other liabilities ....................               1,348,031
                                                --------------
Total liabilities ....................              39,575,382
                                                --------------
                                                --------------


EQUITY CAPITAL

Common stock ........................                  942,284
Surplus .............................                  525,666
Undivided profits and capital
  reserves ..........................                1,495,590
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................                 ( 26,172)
Cumulative foreign currency transla-
  tion adjustments ..................                 (  6,364)
                                                --------------
Total equity capital ................                2,931,004
                                                --------------
Total liabilities and equity
  capital ...........................              $42,506,386
                                                --------------
                                                --------------


   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                             Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                       )
   Alan R. Griffith    )
   Thomas A. Renyi     )     Directors
   J. Carter Bacot     )
                       )